EXHIBIT 20
                              AMENDMENT NO. 3 TO
                           D STOCKHOLDERS AGREEMENT

             This Amendment No. 3 to the D Stockholders Agreement is dated effective March 31, 1995 (this "Amendment"), by and among Champion Healthcare Corporation, a Texas corporation (the "Company"), Frontenac VI Limited Partnership, a Delaware limited partnership ("Frontenac VI"), Frontenac Diversified III Limited Partnership, an Illinois limited partnership ("Frontenac III," and collectively with Frontenac VI, "Frontenac"), Olympus Private Placement Fund, L.P., a Delaware limited partnership ("Olympus"), Equus II Incorporated, a Delaware corporation ("Equus II"), Equus Capital Partners, L.P., a Delaware limited partnership ("Equus Capital" and collectively with Equus II, "Equus"), Sprout Growth L.P., a Delaware limited partnership ("Sprout Growth"), Sprout Capital VI, L.P., a Delaware limited partnership ("Sprout Capital"), DLJ Venture Capital Fund II, L.P., ("Sprout II") DLJ Capital Corporation ("DLJ Capital"), Sprout Growth II, L.P. ("Sprout Growth II," and collectively with Sprout Growth, Sprout Capital, Sprout II, and DLJ Capital, "Sprout"), Equity-Linked Investors, L.P., a New York limited partnership ("ELI-I"), Equity-Linked Investors-II, a New York limited partnership ("ELI-II" and collectively with ELI-I "ELI"), Ralph J. Watts, an individual ("Watts"), David Wertheimer, an individual ("Wertheimer"), Virginia Retirement System, a public body established by the laws of Virginia ("Virginia"), WPG Corporate Development Associates III, L.P., a Delaware limited partnership ("WPG Delaware"), WPG Corporate Development Associates III (Overseas), Limited, a Cayman Island corporation ("WPG Overseas," and collectively with WPG Delaware, "WPG"), E. Theodore Stolberg, an individual ("Stolberg"), Wesley W. Lang, JR., an individual ("Lang"), Matthew M. Meehan, an individual ("Meehan," and collectively with Watts, Wertheimer, Stolberg and Lang, the "Individual Stockholders"), RFE Capital Partners, L.P., a Delaware limited partnership ("RFE"), Hancock Venture Partners III L.P., a Delaware limited partnership ("Hancock"), William Blair Venture Partners III, L.P., a Delaware limited partnership ("Blair"), Charles R. Miller, an individual ("Miller"), James
        G. VanDevender, an individual ("VanDevender" and collectively with Miller, the "Management Shareholders"), Michael M. Brooks, an individual ("Brooks"), Ronald R. Patterson, an individual ("Patterson" and collectively with Brooks and the Management Shareholders, the "Restricted Stockholders"), Richard Ragsdale ("Ragsdale") and David L. Steffy ("Steffy"), Bahrain International Bank E.C., Baker, Fentress & Company, Bank of America - Illinois, Kelly E. Curry Living Trust dated 12/9/93, DLJ Securities Corporation, John Hancock Venture Capital Fund Limited Partnership II, Oracle Partners, L.P. and the other party signatories hereto (each such Person named, other than the Company, is referred to herein as a "Stockholder" and all such signatories are referred to collectively as the "Stockholders").

                            W I T N E S S E T H :

             WHEREAS, the Stockholders and the Company have entered into the D Stockholders Agreement dated December 31, 1993 as amended October 7, 1994 and December 6, 1994 (together the "D Stockholders Agreement") which provides for certain rights and obligations among the Company and the Stockholders;

             WHEREAS, an additional amendment to the D Stockholders Agreement is necessary to clarify the intent of the Stockholders in their approval of Amendment No.2 to the D Stockholders Agreement (which amendment provided the necessary amendment to permit the merger with AmeriHealth, Inc.) to permit the increase in the number of members of the Board of Directors to ten;

             WHEREAS, the Board of Directors has approved and recommended approval by the Company s shareholders of the Selected Executive Stock Option Plan No. 5, pursuant to which certain selected Company executives, other than the President or any Executive Vice President may be granted options to acquire shares of Common Stock in an aggregate amount of 144,500 shares;

             WHEREAS, the Company intends to acquire the operations of several home health care companies that form a part of and include Brookside Health Group, Inc. and as a part of the terms of such acquisition, issue or provide for the issuance of, shares of Company Common Stock( the Brookside
        Issuances );

             WHEREAS, the Company and the parties to the D Stockholders Agreement are agreeable to make such changes to the D Stockholders agreement as are necessary to clarify the intent to allow ten members to the Board of Directors and permit issuances of Common Stock pursuant to the Selected Executive Stock Option Plan No. 5 and the Brookside Issuances without the requirement to comply with the preemptive rights contained in the D Stockholders Agreement;

             NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders hereby agree as follows:

        I. TERMS. All capitalized terms defined in the D Stockholders Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the D Stockholders Agreement. Unless otherwise noted, all article and paragraph references are to the D Stockholders Agreement.

        II.  ARTICLE 2. VOTING AGREEMENT, SECTION 2.1(A).  Article 2,
             Section 2.1(a)  is amended by deleting the reference to
              eight  persons and replacing it with  ten  persons.

        III. ARTICLE 4. PREEMPTIVE RIGHTS. Article 4, is amended by adding Section 4.3, "Excluded Issuances" as follows:

                  "4.3 Excluded Issuances. Notwithstanding anything in this Article 4 to the contrary, the Company will not be required to offer shares of Common Stock to the Stockholders, as otherwise required by Article 4, when such offer and issuances are related to, or in connection with following:

                       (a) the Brookside Issuances (as defined in
                       Amendment No. 3 to the D Stockholders
                       Agreement), regardless of the form thereof, or

                       (b) the Selected Executive Stock Option Plan
                       No. 5 of the Company."

        IV. PRIORITY. In the event of any inconsistency between the terms of this Amendment and terms of the D Stockholders Agreement, the terms of this Amendment shall control.

        V.   MISCELLANEOUS.

             A. HEADINGS. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

             B. EFFECT OF AMENDMENT. The D Stockholders Agreement, subject to this Amendment, shall remain in full force and effect except that any reference therein, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the D Stockholders Agreement, shall be deemed to refer to the D Stockholders Agreement as amended and this Amendment.

             C. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

             D. COUNTERPARTS. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

             IN WITNESS WHEREOF, the Company and the Stockholders have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                               CHAMPION HEALTHCARE CORPORATION

                               By: /s/ James G. VanDevender
                                 James G. VanDevender, Executive Vice
                                   President

                               FRONTENAC VI LIMITED PARTNERSHIP

                               By:  Frontenac Company,
                                    its General Partner

                               By:
                                   Laura P. Pearl
                                   Title: General Partner

                               FRONTENAC DIVERSIFIED III LIMITED
                               PARTNERSHIP

                               By:  Frontenac Company,
                                    its General Partner

                               By:
                                   Laura P. Pearl
                                   Title: General Partner

                               EQUITY-LINKED INVESTORS, L.P.

                               By:  Rohit M. Desai Associates
                                    its General Partner

                               By:
                                   Name:
                                   Title:

                               EQUITY-LINKED INVESTORS-II

                               By: Rohit M. Desai Associates-II
                                   its General Partner

                               By:
                                   Name:
                                   Title:


                               OLYMPUS PRIVATE PLACEMENT FUND, L.P.

                               By: OGP Partners, L.P.
                                   Its General Partner

                               By: /s/ James A. Conroy
                                   James A. Conroy
                                   Title:  General Partner of the
                                             General Partner

                               EQUUS II INCORPORATED

                               By: /s/ Nolan Lehmann
                                   Nolan Lehmann, President

                               EQUUS CAPITAL PARTNERS

                               By:
                                 Its General Partner

                               By: /s/ Nolan Lehmann
                                   Nolan Lehmann, President

                               SPROUT GROWTH II, L.P.

                               By: DLJ CAPITAL CORPORATION
                                   its General Partner

                               By: /s/ Paul B. Queally
                                   Paul B. Queally
                                   Attorney-in-Fact

                               SPROUT CAPITAL VI, L.P.

                               By:  DLJ CAPITAL CORPORATION
                                    its Managing General Partner

                               By: /s/ Paul B. Queally
                                   Paul B. Queally
                                   Attorney-in-Fact

                               DLJ CAPITAL CORPORATION

                               By: /s/ Paul B. Queally
                                   Paul B. Queally
                                   Attorney-in-Fact

                               WPG CORPORATE DEVELOPMENT ASSOCIATES III, L.P.
                               By:  WPG CDA III, L.P.

                               By:
                                   Peter B. Pfister
                                   Title:  General Partner

                               WPG CORPORATE DEVELOPMENT
                               ASSOCIATES III (OVERSEAS), LIMITED

                               By: /s/ Robin Jarvis
                                   Robin Jarvis
                                   Title:  Director

                               RFE CAPITAL PARTNERS, L.P.

                               By: Norcon Associates
                                 its General Partner

                               By: /s/ Knute Albrecht
                                   Knute Albrecht
                                   Title:  General Partner

                               WILLIAM BLAIR VENTURE PARTNERS III

                               By: William Blair Venture
                                   Management, its General Partner

                               By:
                                   Name:
                                   Title:  General Partner

                               KELLY E. CURRY LIVING TRUST dated
                               December 9, 1993

                               By: /s/ Kelly E. Curry
                                   By: Kelly E. Curry, Trustee

                               JOHN HANCOCK VENTURE CAPITAL
                               FUND LIMITED PARTNERSHIP II

                               By: Back Bay L.P.
                                   its General Partner

                               By: John Hancock Venture Capital
                                   Management, Inc.

                               By: /s/ Laurie Thomsen
                                   Laurie J. Thomsen
                                   Its: Authorized Officer

                               HANCOCK VENTURE PARTNERS III L.P.

                               By: Back Bay Partners V L.P.
                                     its General Partner

                               By: John Hancock Venture Capital
                                     Management, Inc.

                               By: /s/ Lauri Thomsen
                                   Laurie J. Thomsen
                                   Its: Authorized Officer

                               BAKER, FENTRESS & COMPANY

                               By: /s/. Scott Smith
                                   Scott E. Smith
                                   Title:  Vice President

                               ORACLE PARTNERS, L.P.

                               By: /s/ Larry Feinberg
                                   Name: Larry N. Feinberg
                                   Title: General Partner

                               DLJ SECURITIES CORPORATION

                               By:
                                   Name: Robert E. Diemar, Jr.
                                      Title: Managing Director

                               BAHRAIN INTERNATIONAL BANK E.C.

                               By:
                                   Name: William Khouri
                                   Title: Assistant General Manager

                               BANK OF AMERICA ILLINOIS

                               By: /s/ Ford Bartholow
                                   Ford S. Bartholow
                                   Title: Managing Director


               Christopher J. Perry


                  Robert F. Perille


                     M. Ann O'Brien


                  Ford S. Bartholow


                    Jeffrey M. Mann


                   Matthew W. Clary


            Thomas E. Van Pelt, Jr.

                               VIRGINIA RETIREMENT SYSTEM

                               By:
                                   Name:
                                   Title:

        ___________________________    /s/ Charles R. Miller
        DIANNA W. MILLER, Spouse of    CHARLES R. MILLER
        CHARLES R. MILLER

        /s/ Patricica VanDevender     /s/ James G. Van Devender
        PATRICIA A. VANDEVENDER,      JAMES G. VANDEVENDER
        Spouse of JAMES G.
        VANDEVENDER

        /s/ Judy Brooks             /s/ Michael Brooks
        JUDY BROOKS, Spouse of      MICHAEL BROOKS
        MICHAEL BROOKS

        ___________________________
        SUE PATTERSON, Spouse of      RONALD R. PATTERSON
        RONALD R. PATTERSON

        /s/ Mary Margaret Lang       /s/ Wesley Lang
        MARY M. LANG, Spouse of      WESLEY W. LANG, JR.
        WESLEY W. LANG, JR.



        /s/ Janice Meehan           /s/ Matthew Meehan
        JANICE MEEHAN, Spouse of    MATTHEW M. MEEHAN
        MATTHEW M. MEEHAN

        /s/ Anne Ragsdale           /s/ Richard Ragsdale
        ANNE RAGSDALE, Spouse of    RICHARD E. RAGSDALE
        RICHARD E. RAGSDALE

        /s/ Diane Steffy            /s/ David Steffy
        DIANE STEFFY, Spouse of     DAVID L. STEFFY
        DAVID L. STEFFY

                                    /s/ Theodore Stolberg
                                   THEODORE STOLBERG

        /s/ Dinah Watts             /s/ Ralph Watts
        ___________________, Spouse RALPH J. WATTS
        of RALPH J. WATTS

        ___________________________ /s/ David Weitheimer
        ___________________, Spouse DAVID WERTHEIMER
        of DAVID WERTHEIMER

                                 SPROUT GROWTH II, L.P.

                                 By: DLJ CAPITAL CORPORATION
                                     its General Partner

                               By:   /s/ Paul B. Queally
                                   Paul B. Queally
                                   Title: Attorney-in-Fact

                               DLJ CAPITAL VENTURE FUND II, L.P.

                               By:   DLJ FUND ASSOCIATES II
                                   Its General Partner

                               By:    /s/ Paul B. Queally
                                   Paul B. Queally
                                   Title: Attorney-in-Fact

                                /s/ William Geiger
                               WILLIAM F. GEIGER


                                /s/ Rapheal Luccasen
                               RAPHEAL A. LUCCASEN, JR.

                                /s/ David Rhoton
                               C. DAVID RHOTON

                               VENTURTECH II LIMITED PARTNERSHIP

                               By: /s/ Carl Matthews
                                   Carl J. Matthews
                                   Title:  Managing Director

                               RFE INVESTMENT PARTNERS IV, L.P.
                               By:  RFE Associates IV, L.P.
                                 Its General Partner

                               By:
                                   Knute Albrecht
                                   Title:  General Partner

                                /s/ Tom Rodgers
                               THOMAS M. RODGERS, JR.

                               Robert E. Diemar, Jr.
                               *W. Patrick McMullan
                               *Vanessa J. Burgess
                               *Stephen J. Ketchum
                               *Evan B. Ratner
                               *Kenneth A. Tucker
                               *James D. Hann & Bonnie J. Hann JT Ten
                               *Hoyt Davidson
                               *Howard S. Rimerman
                               *Matthew Sirovich
                               *Nicole Sinek Arnaboldi & Leo Peter
                                 Arnaboldi, III
                               *Paul B. Queally
                               *Sabin C. Streeter
                               *John J. Veatch, Jr. 401(k) Plan
                               *Keith B. Geeslin
                               *Jon Stone
                               *Janet H. Tague
                               *Robert Finzi
                               *J. Kent Sweezey
                               *Larry E. Reeder
                               *Warren C. Woo
                               *Michael K. Hooks
                               *Sean Deson
                               *David L. Dennis
                               *James T. Sington
                               *Colin R. Knudsen
                               *J. Brian Mullen & Elizabeth H. Mullen
                               JT Ten
                               *Ralph L. DeGroff, Jr.
                               *Thomas G. McGonagle

                               *By: /s/ Robert Diemar
                                 Robert E. Diemar, Jr.
                                 Pursuant to Irrevocable Proxy
                                 and Power of Attorney

                               DLJ FIRST ESC L.L.C.

                               BY: DDLJ LBO PLANS MANAGEMENT
                               CORPORATION, its Manager

                               By: /s/ Paul B.  Queally
                               Title: Attorney-in-Fact


                                                          EXHIBIT 21
                              AMENDMENT NO. 4 TO
                           D STOCKHOLDERS AGREEMENT

               This Amendment No. 4 to the D Stockholders Agreement is dated May 1, 1995 (this "Amendment"), by and among Champion Healthcare Corporation, a Texas corporation (the "Company"), Frontenac VI Limited Partnership, a Delaware limited partnership ("Frontenac VI"), Frontenac Diversified III Limited Partnership, an Illinois limited partnership ("Frontenac III," and collectively with Frontenac VI, "Frontenac"), Olympus Private Placement Fund, L.P., a Delaware limited partnership ("Olympus"), Equus II Incorporated, a Delaware corporation ("Equus II"), Equus Capital Partners, L.P., a Delaware limited partnership ("Equus Capital" and collectively with Equus II, "Equus"), Sprout Growth L.P., a Delaware limited partnership ("Sprout Growth"), Sprout Capital VI, L.P., a Delaware limited partnership ("Sprout Capital"), DLJ Venture Capital Fund II, L.P., ("Sprout II") DLJ Capital Corporation ("DLJ Capital"), Sprout Growth II, L.P. ("Sprout Growth II," and collectively with Sprout Growth, Sprout Capital, Sprout II, and DLJ Capital, "Sprout"), Equity-Linked Investors, L.P., a New York limited partnership ("ELI-I"), Equity-Linked Investors-II, a New York limited partnership ("ELI-II" and collectively with ELI-I "ELI"), Ralph J. Watts, an individual ("Watts"), David Wertheimer, an individual ("Wertheimer"), Virginia Retirement System, a public body established by the laws of Virginia ("Virginia"), WPG Corporate Development Associates III, L.P., a Delaware limited partnership ("WPG Delaware"), WPG Corporate Development Associates III (Overseas), Limited, a Cayman Island corporation ("WPG Overseas," and collectively with WPG Delaware, "WPG"), E. Theodore Stolberg, an individual ("Stolberg"), Wesley W. Lang, JR., an individual ("Lang"), Matthew M. Meehan, an individual ("Meehan," and collectively with Watts, Wertheimer, Stolberg and Lang, the "Individual Stockholders"), RFE Capital Partners, L.P., a Delaware limited partnership ("RFE"), Hancock Venture Partners III L.P., a Delaware limited partnership ("Hancock"), William Blair Venture Partners III, L.P., a Delaware limited partnership ("Blair"), Charles R. Miller, an individual ("Miller"), James G. VanDevender, an individual ("VanDevender" and collectively with Miller, the "Management Shareholders"), Michael M. Brooks, an individual ("Brooks"), Ronald R. Patterson, an individual ("Patterson" and collectively with Brooks and the Management Shareholders, the "Restricted Stockholders"), Richard Ragsdale ("Ragsdale") and David L. Steffy ("Steffy"), Bahrain International Bank E.C., Baker, Fentress & Company, Bank of America Illinois, as successor to Continental Bank N.A., Kelly E. Curry Living Trust dated 12/9/93, DLJ Securities Corporation, John Hancock Venture Capital Fund Limited Partnership II, Oracle Partners, L.P. AND THE OTHER PARTIES SIGNATORIES HERETO (EACH SUCH PERSON NAMED, OTHER THAN THE COMPANY, IS REFERRED TO HEREIN AS A "STOCKHOLDER" AND ALL SUCH SIGNATORIES ARE REFERRED TO COLLECTIVELY AS THE "STOCKHOLDERS").

                            W I T N E S S E T H :

               WHEREAS, the Stockholders and the Company have entered into the D Stockholders Agreement dated December 31, 1993 AS AMENDED OCTOBER 7, 1994, DECEMBER 6, 1994, AND MARCH 31,1995 (TOGETHER THE "D STOCKHOLDERS AGREEMENT") which provides for certain rights and obligations among the Company and the Stockholders;

               WHEREAS, THE COMPANY IS INTENDING TO SELL
          $35,000,000 OF A NEW ISSUE OF SERIES E 11% SENIOR SUBORDINATED NOTES DUE 2003 ( SERIES E NOTES ) WITH WARRANTS TO PURCHASE UP TO 525,000 SHARES OF COMMON STOCK (PLUS UP TO AN ADDITIONAL 105,000 SHARES UNDER CERTAIN CIRCUMSTANCES) ( SERIES E WARRANTS ) PURSUANT TO THAT ONE CERTAIN SERIES E NOTE PURCHASE AGREEMENT DATED MAY 1, 1995 ( SERIES E AGREEMENT ) AMONG THE COMPANY AND THE PURCHASERS LISTED THEREIN ( SERIES E PURCHASERS );

               WHEREAS, the Company and the Stockholders are agreeable to waive such preemptive rights and other prohibitions or restrictions as may arise under the D Stockholders Agreement as a result of or in connection with the consummation of the transactions provided for by the Series E Agreement and the issuance of the Series E Warrants;

               WHEREAS, the Company and the Purchasers are further agreeable to amending the D Stockholder Agreement to provide for the execution of the D Stockholder Agreement by such Series E Purchasers;

               NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders hereby agree as follows:

          VI. TERMS. All capitalized terms defined in the D Stockholders Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the D Stockholders Agreement. Unless otherwise noted, all article and paragraph references are to the D Stockholders Agreement.

          VII. ARTICLE 1. SECTION 1.1. DEFINED TERMS . Article 1,
               Section 1.1  Defined Terms  is hereby amended by
               deleting the text of the term Preferred and replacing it in its entirety as follows:

                      Preferred  means, collectively the Series A
                    Preferred Stock, Series A-1 Preferred Stock,
                    Series BB Preferred Stock, Series C Preferred
                    Stock and Series D Preferred Stock.

          VIII.     ARTICLE 2.2. COVENANT TO VOTE. Article 2,
                    Section 2.2 "Covenant to Vote" is hereby amended by adding a new subsection (c) as follows:

                     (c) Each of the Stockholders agrees that such
                    Stockholder will at the next annual or special meeting of stockholders, vote or cause the vote of (i) the shares of Capital Stock owned or hereafter acquired by such Stockholder and (ii) the shares of Capital Stock owned or hereafter acquired by any Affiliate of such Stockholder, either (x) in person, (y) by proxy, or (z) by written consensual action of stockholders (in lieu of meeting), in favor of amending the Certificate of Incorporation of the Company for the purposes set forth in Exhibit B hereto; provided, that such agreement of each Stockholder to vote or cause to be voted is conditional upon the Company obtaining all other required consents and approvals to such amendment to the Certificate of Incorporation of the Company from any other security holders of the Company and any other third parties without the payment, transfer or grant of any consideration or rights in exchange for such consents and approvals.

          IX.  ARTICLE 4. SECTION 4.3. EXCLUDED ISSUANCES .
               Article 4, Section 4.3 Excluded Issuances is amended by adding a new sub section 4.3 (c) as follows:

                     ..., or (c) the offer, sale and issuance of
                    the Series E Warrants (as defined in Amendment No. 4 to D Stockholders Agreement) and the
                    Common Stock issuable upon the exercise
                    thereof.

          X. ARTICLE 5 MISCELLANEOUS. There shall be added a new paragraph 14 under Article 5, which shall read in its entirety as follows:

                    "5.14  Additional Stockholders Pursuant to
                    Series E Warrants.  Notwithstanding
                    anything in Article 5 or any other
                    provision in this Agreement to the
                    contrary, the Stockholders hereby agree
                    that each holder of a Series E Warrant (as defined in Amendment No. 4 to the D Stockholders Agreement) may become a party to this Agreement as an additional Stockholder without further amendment or addition to this Agreement, which addition of each such holder of a Series E Warrant as a party Stockholder to this Agreement shall become effective as to each such holder of a Series E Warrant without further action by the Stockholders upon the completion by such holder of Series E Warrants of the Addendum Agreement dated June 1, 1995 among the Company and the holders of the Series E Warrants."

          XI. PRIORITY. In the event of any inconsistency between the terms of this Amendment and terms of the D
               Stockholders Agreement, the terms of this Amendment shall control.

          XII. MISCELLANEOUS.

               A. HEADINGS. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

               B. EFFECT OF AMENDMENT. The D Stockholders Agreement, subject to this Amendment, shall remain in full force and effect except that any reference therein, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the D Stockholders Agreement, shall be deemed to refer to the D Stockholders Agreement as amended and this Amendment.

               C.   GOVERNING LAW.  This Amendment shall be
                    governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

               D. COUNTERPARTS. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.


                    IN WITNESS WHEREOF, the Company and the
          Stockholders have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                              CHAMPION HEALTHCARE CORPORATION

                              By: /s/ James G. VanDevender
                                 James G. VanDevender,
                                 Executive Vice President

                              FRONTENAC VI LIMITED PARTNERSHIP

                              By: Frontenac Company,
                                  its General Partner

                              By: /s/ Laura Pearl
                                 Laura P. Pearl
                                 Title: General Partner

                              FRONTENAC DIVERSIFIED III LIMITED
                              PARTNERSHIP

                              By: Frontenac Company,
                                  its General Partner

                              By: /s/ Laura Pearl
                                 Laura P. Pearl
                                 Title: General Partner

                              EQUITY-LINKED INVESTORS, L.P.

                              By: Rohit M. Desai Associates
                                     its General Partner

                              By:
                                 Name:
                                 Title:

                              EQUITY-LINKED INVESTORS-II

                              By: Rohit M. Desai Associates-II
                                  its General Partner

                              By:
                                 Name:
                                 Title:

                              OLYMPUS PRIVATE PLACEMENT FUND, L.P.

                              By: OGP Partners, L.P.
                                  Its General Partner

                              By: /s/ James Conroy
                                 James A. Conroy
                                 Title:  General Partner of the
                                         General Partner

                              EQUUS II INCORPORATED

                              By:   /s/ Nolan Lehmann
                                    Nolan Lehmann, President

                              EQUUS CAPITAL PARTNERS

                              By:  EQUUS CAPITAL CORPORATION
                                   Its General Partner

                              By: /s/ Nolan Lehmann
                                  Nolan Lehmann, President

                              WPG CORPORATE DEVELOPMENT
                              ASSOCIATES III, L.P.
                              By:  WPG CDA III, L.P.

                              By: /s/ Peter Pfister
                                 Peter B. Pfister
                                 Title:  General Partner

                              WPG CORPORATE DEVELOPMENT


                              ASSOCIATES III (OVERSEAS), LIMITED

                              By: /s/ Robin Jarvis
                                 Robin Jarvis
                                 Title:  Director

                              RFE CAPITAL PARTNERS, L.P.

                              By: Norcon Associates
                                     its General Partner

                              By: /s/ Knute Albrecht
                                 Knute Albrecht
                                 Title:  General Partner

                              RFE INVESTMENT PARTNERS IV, L.P.
                              By:  RFE Associates IV, L.P.
                                     Its General Partner

                              By: /s/ Knute Albrecht
                                 Knute Albrecht
                                 Title:  General Partner

                              WILLIAM BLAIR VENTURE PARTNERS III

                              By: William Blair Venture
                                  Management, its General Partner

                              By: /s/ Greg Newmark
                                 Greg S. Newmark
                                 Title:  General Partner

                              KELLY E. CURRY LIVING TRUST dated
                              December 9, 1993

                              /s/ Kelly Curry
                              By: Kelly E. Curry, Trustee

                              JOHN HANCOCK VENTURE CAPITAL
                              FUND LIMITED PARTNERSHIP II

                              By: Back Bay L.P.
                                  its General Partner

                              By: John Hancock Venture Capital
                                     Management, Inc.

                              By: /s/ Laurie Thomsen
                                 Laurie J. Thomsen
                                     its Authorized Officer


                              HANCOCK VENTURE PARTNERS III L.P.

                              By: Back Bay Partners V L.P.
                                     its General Partner

                              By: John Hancock Venture Capital
                                     Management, Inc.

                              By: /s/ Laurie Thomsen
                                 Laurie J. Thomsen
                                     its Authorized Officer

                                 BAKER, FENTRESS & COMPANY

                              By: /s/ Scott Smith
                                 Scott E. Smith
                                 Title:  Vice President


                              ORACLE PARTNERS, L.P.

                              By: /s/ Larry Feinberg
                                 Name: Larry N. Feinberg
                                 Title: General Partner

                              BAHRAIN INTERNATIONAL BANK E.C.

                              By: /s/ Jim Creedon
                                 Name: William Khouri
                                 Title: Assistant General Manager

                              BANK OF AMERICA ILLINOIS

                              By: /s/ Ford Bartholow
                                 Ford S. Bartholow
                                 Title: Managing Director


               Christopher J. Perry

                  Robert F. Perille

                     M. Ann O'Brien

           /s/ Ford Bartholow
               Ford S. Bartholow

                    Jeffrey M. Mann

                   Matthew W. Clary

            Thomas E. Van Pelt, Jr.


                             VIRGINIA RETIREMENT SYSTEM

                             By:
                                Name:
                                Title:



          DIANNA W. MILLER, Spouse       CHARLES R. MILLER
          of
          CHARLES R. MILLER

          /s/ Patricia VanDevender       /s/ James G. VanDevender_______
          PATRICIA A. VANDEVENDER,       JAMES G. VANDEVENDER
          Spouse of JAMES G.
          VANDEVENDER

          /s/ Judy Brooks                 /s/ Michael Brooks
          JUDY BROOKS, Spouse of         MICHAEL BROOKS
          MICHAEL BROOKS

          /s/ Sue Patterson               /s/ Ron Patterson
          SUE PATTERSON, Spouse of       RONALD R. PATTERSON
          RONALD R. PATTERSON

          /s/ Mary Margaret Lang          /s/ Wesley Lang
          MARY M. LANG, Spouse of        WESLEY W. LANG, JR.
          WESLEY W. LANG, JR.

          /s/ Janice Meehan               /s/ Matthew Meehan
          JANICE MEEHAN, Spouse of       MATTHEW M. MEEHAN
          MATTHEW M. MEEHAN

          /s/ Anne Ragsdale               /s/ Richard Ragsdale
          ANNE RAGSDALE, Spouse of       RICHARD E. RAGSDALE
          RICHARD E. RAGSDALE

          /s/ Diane Steffy                /s/ David Steffy
          DIANE STEFFY, Spouse of        DAVID L. STEFFY
          DAVID L. STEFFY

                                          /s/ Theodore Stolberg
                                         THEODORE STOLBERG

          /s/ Dinah Watts                 /s/ Ralph Watts
          ___________________,           RALPH J. WATTS
          Spouse                of
          RALPH J. WATTS

          /s/ Joyce Wertheimer            /s/ David Wertheimer
          JOYCE WERTHEIMER, Spouse       DAVID WERTHEIMER
          of DAVID WERTHEIMER


                                      WILLIAM F. GEIGER


                                      RAPHAEL A. LUCCASEN, JR.


                                      C. DAVID RHOTON


                                      KATHY A. CONNER

                                      SPROUT GROWTH II, L.P.

                                      By: DLJ CAPITAL CORPORATION
                                          its Managing General Partner

                                      By:/s/ Paul B. Queally
                                         Paul B. Queally
                                         Attorney-in-Fact

                                      SPROUT CAPITAL VI, L.P.

                                      By:  DLJ CAPITAL CORPORATION
                                           its Managing General Partner

                                      By:/s/ Paul B. Queally
                                         Paul B. Queally
                                         Attorney-in-Fact

                                      DLJ CAPITAL CORPORATION

                                      By:/s/ Paul B. Queally
                                         Paul B. Queally
                                         Attorney-in-Fact

                                      DLJ CAPITAL VENTURE FUND II, L.P.

                                      By: DLJ FUND ASSOCIATES II
                                          Its General Partner

                                      By:/s/ Paul B. Queally
                                         Paul B. Queally
                                         Attorney-in-Fact

          /s/ William Geiger
          WILLIAM F. GEIGER

          /s/ Ray Luccasen
          RAPHEAL A. LUCCASEN, JR.

          /s/ David Rhoton
          C. DAVID RHOTON

          /s/ Kathy Connor
          KATHY A. CONNOR

                                   VENTURTECH II LIMITED PARTNERSHIP

                                   By:
                                        Carl J. Matthews
                                        Title:  Managing Director


          THOMAS M. RODGERS, JR.

                                   DLJ SECURITIES CORPORATION

                                   By: /s/ Robert Diemar
                                        Name: Robert E. Diemar, Jr.
                                        Title: Managing Director

                                   Robert E. Diemar, Jr.
                                   *W. Patrick McMullan
                                   *Vanessa J. Burgess
                                   *Stephen J. Ketchum
                                   *Evan B. Ratner
                                   *Kenneth A. Tucker
                                   *James D. Hann & Bonnie J. Hann JT
                                   Ten
                                   *Hoyt Davidson
                                   *Howard S. Rimerman
                                   *Matthew Sirovich
                                   *Nicole Sinek Arnaboldi & Leo Peter
                                   Arnaboldi, III
                                   *Paul B. Queally
                                   *Sabin C. Streeter
                                   *John J. Veatch, Jr. 401(k) Plan
                                   *Keith B. Geeslin
                                   *Jon Stone
                                   *Janet H. Tague
                                   *Robert Finzi
                                   *J. Kent Sweezey
                                   *Larry E. Reeder
                                   *Warren C. Woo
                                   *Michael K. Hooks
                                   *Sean Deson
                                   *David L. Dennis
                                   *James T. Sington
                                   *Colin R. Knudsen
                                   *J. Brian Mullen & Elizabeth H.
                                   Mullen JT Ten
                                   *Ralph L. DeGroff, Jr.
                                   *Thomas G. McGonagle

                                        *By: /s/ Robert Diemar
                                           Robert E. Diemar, Jr.
                                           Pursuant to Irrevocable Proxy
                                           and Power of Attorney

                                   DLJ FIRST ESC L.L.C.

                                   By:
                                        Title:



                                    EXHIBIT B
                            D STOCKHOLDERS AGREEMENT

          1. To delete all references to and provisions for the Series B $2.125 Increasing Rate Cumulative Convertible Preferred Stock.

          2. To change the reference to Senior Subordinated Agreement in Section 2 Dividends and Section 3 Redemption of Article IV only, to include both the existing Series D Note and Stock Purchase Agreement dated December 31, 1993 to include such agreement as it may be amended from time to time, and the Series E Note Purchase Agreement dated as of May 1, 1995 as it may be amended from time to time.

          3. To amend the provisions of 5(e)(10) to add certain issues of securities and to make it clear the therein listed issues of securities will not require a dilution adjustment, which section shall substantially read as follows:

               (10) Certain Issues Excepted. Anything to the contrary in this Article IV notwithstanding, the Corporation shall not be required to make any adjustment to the Conversion Price in respect to the following described securities issued or reserved for issuance by the Corporation

               (A) upon conversion of 3,500,000 shares of Series A Preferred Stock;

               (B) upon conversion of 2,769,109 shares of Series A-1 Preferred Stock;

               (C) upon the exercise of options granted to certain officers of the Corporation to purchase up to an aggregate of 180,000 shares of Common Stock at an exercise price of $1.00 per share ;

               (D) upon the exercise of warrants exercisable to purchase 1,260,000 shares of Common Stock issued pursuant to the Note and Stock Purchase Agreement dated May 27, 1992 ;

               (E) upon the exercise of warrants exercisable to purchase 98,434 shares of Common Stock issued to Equus Investments II, L.P. and Sprout Growth, L.P., pursuant to the Warrant Purchase Agreement dated December 31, 1990 among the Corporation, Equus Investments II, L.P. and Sprout Growth, L.P. and the Warrant Purchase Agreement dated December 31, 1990 among the Corporation, Equus Investments II, L.P., and Charles R. Miller ;

               (F) upon conversion of (i) an aggregate 1,577,547 shares of Series BB Preferred Stock, (ii) an aggregate 448,811 shares of Series C Preferred Stock, and (iii) of an aggregate 2,157,319 shares of Series D Preferred Stock, all in accordance with this Article IV;

               (G) upon exercise of options granted to certain officers of the Corporation to purchase up to an aggregate of 300,000 shares of Common Stock pursuant to the Employee Stock Option plan No. 2 dated May 27, 1992 ;

               (H) under the Subscription Agreement dated as of February 10, 1990, as amended, between the Corporation and James G. VanDevender for 100,000 shares of Common Stock to be initially purchased;

               (I)  upon exercise of options granted by the
                    Corporation to certain officers to purchase up to an aggregate of 150,000 shares of Common Stock, at an exercise price of $4.00 per share ;

               (J) pursuant to a stock dividend, subdivision or split-up whereunder an adjustment is made pursuant to paragraph 5(h);

               (K) upon the exercise of options to acquire up to 60,000 shares of Common Stock granted to members of the Board of Directors of the Corporation pursuant to the Champion Health care Corporation Directors Stock Option Plan ;

               (L) upon the exercise of warrants exercisable to purchase 132,500 shares of Common Stock issued pursuant to the Bridge Loan Agreement dated April 29, 1993 ;

               (M) upon the exercise of options to acquire up to 200,000 shares of Common Stock pursuant to the Employee Stock Option Plan No. 3;

               (N) upon the exercise of options to acquire up to 200,000 shares of Common Stock pursuant to the Physicians Stock Option Plan ;

               (O) upon the exercise of warrants exercisable to purchase 25,000 shares of Common Stock issued to Virginia Retirement System pursuant to the Fifth Amendment dated December 2, 1993 to Note and Stock Purchase Agreement dated May 27, 1992 ;

               (P) upon the exercise of any warrant issued pursuant to the Series D Note and Stock Purchase Agreement dated December 31, 1993;

               (Q) upon exercise of any warrant issued pursuant to the Series E Note Purchase Agreement dated May 1, 1995;

               (R) upon the exercise of options to be exercisable to purchase 300,000 shares of Common Stock pursuant to the Senior Executive Stock Option Plan No. 4, dated January 5, 1994 ;

               (S) upon the exercise of options to be exercisable to purchase 144,500 shares of Common Stock pursuant to the Selected Executive Stock Option Plan No. 5, dated May 25, 1995 ; and

               (T) upon the exercise of options to be exercisable to purchase 245,070 shares of Common Stock pursuant to the AmeriHealth 1988 Non-Qualified Stock Option Plan ,

               (U) upon the issuance or provision for issuance of not more than 96,250 shares of Common Stock as a part of the terms of the acquisition the operations of several home health care companies including Brookside Health Group, Inc.

          the terms and amounts of all the preceding exceptions being limited to their terms and amounts as of [date of amendment], subject to any anti-dilution provisions contained therein as they existed on [date of amendment], and provided however, (i) that to the extent any such option or other right (except in G, I, K, M, N, R, S, and T above) to acquire any share of Common Stock shall expire or be canceled prior to the exercise thereof, the Common Stock issuable pursuant thereto or any subsequent option or right granted to acquire such Common Stock, shall no longer be excepted by this paragraph 5(e)(10), (ii) that the number of such shares of Common Stock may be adjusted from time to time in connection with any subdivision or combination or similar event which results in a proportional increase or decrease in all shares of Common Stock, and (iii) the effective time of such exceptions shall be from December 31, 1993 or the date of any such exception if later.


                                                            EXHIBIT 22
                               AMENDMENT NO. 5 TO
                            D STOCKHOLDERS AGREEMENT

               This Amendment No. 5 to the D Stockholders Agreement is dated August 15, 1995 (the "Amendment"), by and among
          Champion Healthcare Corporation, a Delaware corporation (the "Company") and the other parties to the D Stockholders
          Agreement.

          W I T N E S S E T H :

               WHEREAS, the Stockholders and the Company have entered into the D Stockholders Agreement dated December 31, 1993 as amended October 7, 1994, December 6, 1994, March 31, 1995 and May 1, 1995 (together the "D Stockholders Agreement") which provides for certain rights and obligations among the Company and the Stockholders;

               WHEREAS, the Company and the Stockholders wish to waive such preemptive rights and other prohibitions or restrictions as may arise under the D Stockholders Agreement to permit Sprout Capital, Sprout Growth, Sprout Growth II, Sprout II, DLJ Capital, DLJ First ESC L.L.C., a Delaware limited liability company ("ESC") (Sprout Capital, Sprout Growth, Sprout Growth II, Sprout II, DLJ Capital and ESC collectively referred to as the "DLJSC Affiliates"), and Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation ("DLJSC") to assign and deliver to First Interstate Bank of California, as trustee (the "Voting Trustee"), all of their respective shares of capital stock and warrants of the Company pursuant to a Voting Trust Agreement among the DLJSC Affiliates, DLJSC, Donaldson, Lufkin & Jenrette, Inc. and the Voting Trustee (the "Voting Trust Agreement");

               WHEREAS, the Company and the Stockholders are further agreeable to amending the D Stockholder Agreement to provide for substitution of Olympus for Sprout as having authority together with Equus to approve the Approved Nominee to the Board of Directors; and

               WHEREAS, the Company and the Stockholders are further agreeable to amending the D Stockholder Agreement to provide for the execution of the D Stockholder Agreement by the Voting Trustee;

               NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders hereby agree as follows:

               1. TERMS. All capitalized terms defined in the D Stockholders Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the D Stockholders Agreement. Unless otherwise noted, all article and paragraph references are to the D Stockholders Agreement.

               2.   ARTICLE 2. SECTION 2.1(B)(VI)(B).  Article 2,
          Section 2.1(b)(vi)(B) is hereby amended by deleting the three references to "Sprout" and in lieu thereof inserting "Olympus."

               3. WAIVER AND CONSENT. Notwithstanding anything to the contrary in the D Stockholders Agreement, the DLJSC Affiliates may transfer their respective shares of capital stock and warrants of the Company to the Voting Trustee pursuant to and subject to the Voting Trust Agreement.

               4.   AGREEMENT OF VOTING TRUSTEE.  Upon the
          effectiveness of this Amendment the Voting Trustee, and any successor Voting Trustee agrees to be bound by all terms and conditions of the D Stockholders Agreement.

               5. EFFECTIVE DATE. This Amendment shall become effective on the date first written above upon the execution and delivery hereof by holders of the requisite percentage of Capital Stock provided by Section 5.4 of the D Stockholders Agreement, the execution of the Voting Trust Agreement by the parties thereto and the execution hereof by the Voting Trustee.

               6. PRIORITY. In the event of any inconsistency between the terms of this Amendment and terms of the D
          Stockholders Agreement, the terms of this Amendment shall control.

               7.   MISCELLANEOUS.

               7. 1 HEADINGS. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

               7.2 EFFECT OF AMENDMENT. The D Stockholders Agreement, subject to this Amendment, shall remain in full force and effect except that any reference therein, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the D Stockholders Agreement, shall be deemed to refer to the D Stockholders Agreement as amended and this Amendment.

               7.3 GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

               7.4 COUNTERPARTS. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

          (Signatures appear on following pages)



                    IN WITNESS WHEREOF, the Company and the
          Stockholders have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                   CHAMPION HEALTHCARE CORPORATION

                                   By: /s/ James VanDevender
                                        James G. VanDevender,
                                        Executive Vice President

                                   FRONTENAC VI LIMITED PARTNERSHIP

                                   By: Frontenac Company,
                                       its General Partner

                                   By: /s/ Laura Pearl
                                        Laura P. Pearl
                                        Title: General Partner

                                   FRONTENAC DIVERSIFIED III LIMITED
                                   PARTNERSHIP

                                   By: Frontenac Company,
                                       its General Partner

                                   By: /s/ Laura Pearl
                                        Laura P. Pearl
                                        Title: General Partner

                                   EQUITY-LINKED INVESTORS, L.P.

                                   By: Rohit M. Desai Associates
                                       its General Partner

                                   By: /s/ Carlos Gonzales
                                        Name: Carlos Gonzales
                                        Title: Senior Vice President

                                   EQUITY-LINKED INVESTORS-II

                                   By: Rohit M. Desai Associates-II
                                       its General Partner

                                   By: /s/ Carlos Gonzales
                                        Name:Carlos Gonzales
                                        Title: Senior Vice President

                                   OLYMPUS PRIVATE PLACEMENT FUND, L.P.

                                        By: OGP Partners, L.P.
                                            Its General Partner

                                   By: /s/ James Conroy
                                        James A. Conroy
                                        Title:  General Partner of the
                                        General Partner

                                   EQUUS II INCORPORATED

                                   By: /s/ Nolan Lehmann
                                           Nolan Lehmann, President

                                   EQUUS CAPITAL PARTNERS

                                   By: EQUIS CAPITAL CORPORATION
                                           Its General Partner

                                   By: /s/ Nolan Lehmann
                                           Nolan Lehmann, President

                                   WPG CORPORATE DEVELOPMENT
                                   ASSOCIATES III, L.P.
                                   By:  WPG CDA III, L.P.

                                   By:
                                        Peter B. Pfister
                                        Title:  General Partner

                                   WPG CORPORATE DEVELOPMENT
                                   ASSOCIATES III (OVERSEAS), LIMITED

                                   By: /s/ Robin Jarvis
                                        Robin Jarvis
                                        Title:  Director

                                   RFE CAPITAL PARTNERS, L.P.

                                   By: Norcon Associates
                                       its General Partner

                                   By: /s/ R. Williams
                                        Name: Robert M. Williams
                                        Title:  General Partner

                                   RFE INVESTMENT PARTNERS IV, L.P.

                                   By:  RFE Associates IV, L.P.
                                        Its General Partner

                                   By: /s/ R Williams
                                   Name: Robert M. Williams
                                   Title:  General Partner


                                   WILLIAM BLAIR VENTURE PARTNERS III

                                   By: William Blair Venture
                                       Management, its General Partner

                                   By: /s/ Gregg Newmark
                                        Gregg S. Newmark
                                        Title:  General Partner

                                   KELLY E. CURRY LIVING TRUST dated
                                   December 9, 1993

                                    /s/ Kelly E. Curry, Trustee
                                   Kelly E. Curry, Trustee

                                   JOHN HANCOCK VENTURE CAPITAL
                                   FUND LIMITED PARTNERSHIP II

                                   By: Back Bay L.P.
                                       its General Partner

                                   By: John Hancock Venture Capital
                                      Management, Inc.

                                   By:
                                        Laurie J. Thomsen
                                        Its: Authorized Officer

                                   HANCOCK VENTURE PARTNERS III L.P.

                                   By: Back Bay Partners V L.P.
                                       its General Partner

                                   By: John Hancock Venture Capital
                                       Management, Inc.

                                   By:
                                        Laurie J. Thomsen
                                        Its: Authorized Officer

                                   BAKER, FENTRESS & COMPANY

                                   By:
                                        Scott E. Smith
                                        Title:  Vice President

                                   ORACLE PARTNERS, L.P.

                                   By:  /s/ Larry Feinberg
                                        Name: Larry N. Feinberg
                                        Title: General Partner

                                   BAHRAIN INTERNATIONAL BANK E.C.

                                   By:  Sameer Al Aradi
                                        Name: Sameer Al Aradi
                                        Title:Chief Financial Officerr

                                   BANK OF AMERICA ILLINOIS

                                   By: /s/ Ford Bartholow
                                        Ford S. Bartholow
                                        Title: Managing Director

                                   /s/ Christopher J. Perry
                                   Christopher J. Perry

                                   /s/ Robert F. Perille
                                   Robert F. Perille

                                   /s/ M. Ann O'Brien
                                   M. Ann O'Brien

                                   /s/ Ford S. Bartholow
                                   Ford S. Bartholow

                                   /s/ Jeffrey M. Mann
                                   Jeffrey M. Mann

                                   /s/ Matthew W. Clary
                                   Matthew W. Clary

                                   /s/ Thomas E. Van Pelt, Jr.
                                   Thomas E. Van Pelt, Jr.

                                        VIRGINIA RETIREMENT SYSTEM

                                        By: /s/ Erwin H. Well, Jr.
                                        Name: Erwin H. Well, Jr.
                                        Title: Chief Investment Officer


          ___________________________
          DIANNA W. MILLER, Spouse of   CHARLES R. MILLER
          CHARLES R. MILLER

          /s/ Patricia Van Devender     /s/ James Vandevender
          PATRICIA A. VANDEVENDER,      JAMES G. VANDEVENDER
          Spouse of JAMES G.
          VANDEVENDER

          /s/ Judy Brooks                /s/ Michael Brooks
          JUDY BROOKS, Spouse of        MICHAEL BROOKS
          MICHAEL BROOKS

          /s/ Sue Patterson              /s/ Ron Patterson
          SUE PATTERSON, Spouse of      RONALD R. PATTERSON
          RONALD R. PATTERSON

          /s/ Mary Margaret Lang         /s/ Wesley Land
          MARY M. LANG, Spouse of       WESLEY W. LANG, JR.
          WESLEY W. LANG, JR.

          /s/ Janice Meehan              /s/ Matthew Meehan
          JANICE MEEHAN, Spouse of      MATTHEW M. MEEHAN
          MATTHEW M. MEEHAN

          /s/ Anne Ragsdale              /s/ Richard Ragsdale
          ANNE RAGSDALE, Spouse of      RICHARD E. RAGSDALE
          RICHARD E. RAGSDALE

          /s/ Diane Steffy              /s/ David Steffy
          DIANE STEFFY, Spouse of       DAVID L. STEFFY
          DAVID L. STEFFY

          ____________________________________
                                        THEODORE STOLBERG

          /s/ Dinah C. Watts            /s/ Ralph Watts
          ___________________, Spouse   RALPH J. WATTS
          of RALPH J. WATTS


          ___________________________    /s/ David Wertheimer
          JOYCE WERTHEIMER, Spouse      DAVID WERTHEIMER
          of DAVID WERTHEIMER

                                         /s/ William Geiger
                                        WILLIAM F. GEIGER

                                        /s/ Ray Luccasen
                                        RAPHEAL A. LUCCASEN, JR.

                                         /s/ David Rhoton
                                         C. DAVID RHOTON

                                         /s/ Kathy Connor
                                         KATHY A. CONNOR

                                        SPROUT GROWTH II, L.P.

                                        By: DLJ CAPITAL CORPORATION
                                            its Managing General Partner

                                        By: /s/ Paul B. Queally
                                            Paul B. Queally
                                            Attorney-in-Fact

                                        SPROUT CAPITAL VI, L.P.

                                        By:  DLJ CAPITAL CORPORATION
                                             its Managing General Partner

                                        By: /s/ Paul B. Queally
                                            Paul B. Queally
                                            Attorney-in-Fact

                                        SPROUT GROWTH, L.P.

                                        By: DLJ Growth Associates,
                                            Its General Partner

                                        By: /s/ Paul B. Queally
                                            Paul B. Queally
                                            Attorney-in-Fact

                                        VENTURTECH II LIMITED PARTNERSHIP

                                        By: /s/ Carl J. Matthews
                                            Carl J. Matthews
                                            Title:  Managing Director


                                        THOMAS M. RODGERS, JR.

                                        DLJ FIRST ESC L.L.C.
                                        By: DLJ LBO Plans Management Corporation
                                            Its Manager

                                        By: /s/ Ed Polletti
                                            Name: Ed Poletti
                                            Title:

                                        DONALDSON, LUFKIN & JENRETTE, INC.

                                        By: /s/ C. W. Power
                                            Name: Claire W. Power
                                            Title:Vice President/Assistant
                                                     Secretary

                                        DLJ SECURITIES CORPORATION

                                        By: /s/ C. W. Power
                                            Name: Claire W. Power
                                            Title: Vice
                                            President/Assistant Secretary

                                        DLJ CAPITAL VENTURE FUND II, L.P.
                                            By: DLJ Fund Associates II
                                                Its General Partner

                                        By: /s/ Arthur Zuckerman
                                            Name: Arthur Zuckerman
                                            Title: Attorney-in-Fact

                                        DLJ CAPITAL CORPORATION

                                        By: /s/ C. W. Power
                                            Name: Claire W. Power
                                            Title: Assistant Secretary

                                        Robert E. Diemar, Jr.
                                        *W. Patrick McMullan
                                        *Vanessa J. Burgess
                                        *Stephen J. Ketchum
                                        *Evan B. Ratner
                                        *Kenneth A. Tucker
                                        *James D. Hann & Bonnie J. Hann
                                         JT Ten
                                        *Hoyt Davidson
                                        *Howard S. Rimerman
                                        *Matthew Sirovich
                                        *Nicole Sinek Arnaboldi & Leo Peter
                                          Arnaboldi, III
                                        *Paul B. Queally
                                        *Sabin C. Streeter
                                        *John J. Veatch, Jr. 401(k) Plan
                                        *Keith B. Geeslin
                                        *Jon Stone
                                        *Janet H. Tague
                                        *Robert Finzi
                                        *J. Kent Sweezey
                                        *Larry E. Reeder
                                        *Warren C. Woo
                                        *Michael K. Hooks
                                        *Sean Deson
                                        *David L. Dennis
                                        *James T. Sington
                                        *Colin R. Knudsen
                                        *J. Brian Mullen & Elizabeth H.
                                         Mullen JT Ten
                                        *Ralph L. DeGroff, Jr.
                                        *Thomas G. McGonagle

                                        *By:______________________________
                                           Robert E. Diemar, Jr.
                                           Pursuant to Irrevocable Proxy
                                           and Power of Attorney

                                        THE LINCOLN NATIONAL LIFE
                                        INSURANCE COMPANY

                                        By Lincoln National Investment

                                        Management Company, Its
                                        Attorney-In-Fact

                                        By:
                                           Its: Vice President

                                        SECURITY-CONNECTICUT LIFE
                                        INSURANCE COMPANY

                                        By Lincoln National Investment
                                           Management Company,
                                           Its Attorney-In-Fact

                                        By:
                                           Its: Vice President


                                        LINCOLN NATIONAL INCOME FUND, INC.

                                        By:
                                           Its: President

                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY

                                        By:
                                           Its:

                                        INDOSUEZ CAPITAL ASSET ADVISERS, INC.

                                        By: /s/ John Popp
                                           John G. Popp, Its President

                                        INDOSUEZ CAPITAL FUNDING I, LIMITED

                                        By: /s/ John Popp
                                           John G. Popp, Its
                                           Collateral Manager

                                        INDOSUEZ HIGH YIELD PARTNERS

                                        By: /s/ John Popp
                                           John G. Popp, Its Partner

          AGREED AND ACCEPTED
          AS TO SECTION 4:                 VOTING TRUSTEE:
                                           FIRST INTERSTATE BANK OF CALIFORNIA,
                                           Trustee,

                                           /s/ Sharon Knepper
                                           By: Sharon Knepper
                                           Title:  Vice President